UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2025

Tivic Health Systems, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41052	81-4016391
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47685 Lakeview Blvd.
Fremont, California		94538
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 888 276-6888

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TIVC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 29, 2025 (the “Execution Date”), Tivic Health Systems, Inc. (the “Company”) entered into an Securities Purchase Agreement (the “Purchase Agreement”) with an investor (the “Investor”), pursuant to which, subject to the conditions set forth therein, the Company shall sell to the Investor, and the Investor shall purchase from the Company, up to 8,400 shares of the Company’s newly designated Series B Non-Voting Convertible Preferred Stock (“Series B Preferred”) and warrants (“Warrants”) to purchase shares of the Company’s common stock for a total purchase price of up to $8,400,000 (the “Offering”) in several tranche closings (each, a “Tranche Closing”). A summary of the material terms of the Series B Preferred is set forth in Item 5.03, below.

The Purchase Agreement provides that the Offering shall be conducted through six separate Tranche Closings pursuant to which, subject to satisfaction of the applicable closing conditions set forth in the Purchase Agreement, the Company shall sell and issue the Investor up to an aggregate of 8,400 shares of Series B Preferred as follows: (i) 700 shares of Series B Preferred, for $700,000, in the initial Tranche Closing, which shall be consummated upon effectiveness of the Registration Statement (defined below); (ii) 700 shares of Series B Preferred, for $700,000, in the second Tranche Closing, which shall be consummated 10 trading days after the initial Tranche Closing; (iii) 1,750 shares of Series B Preferred, for $1,750,000, in the third Tranche Closing, which shall be consummated 20 trading days after the second Tranche Closing; (iv) 1,750 shares of Series B Preferred, for $1,750,000, in the fourth Tranche Closing, which shall be consummated 20 trading days after the third Tranche Closing; (v) 1,750 shares of Series B Preferred, for $1,750,000, in the fifth Tranche Closing, which shall be consummated 20 trading days after the fourth Tranche Closing; and (vi) 1,750 shares of Series B Preferred, for $1,750,000, in the final Tranche Closing, which shall be consummated 20 trading days after the fifth Tranche Closing.

In addition to the shares of Series B Preferred to be sold and issued to the Investor in the Offering, at each Tranche Closing the Company shall also issue the Investor a Warrant to purchase that number of shares of Company common stock equal to 30% of shares of common stock issuable upon conversion in full of the shares of Series B Preferred issued at the same Tranche Closing. Each Warrant shall be immediately exercisable (subject to certain beneficial ownership limitations and Stockholder Approval), expire five years from the date of issuance, and have an initial exercise price equal to the average closing price of the Company’s common stock during the prior five trading days preceding each Tranche Closing (as may be adjusted for stock dividends, subdivisions, or combinations in the manner described in the Warrant). In the event that Warrants issued to the Investor in a subsequent Tranche Closing have a lower exercise price than the Investor’s Warrants outstanding as of such later Tranche Closing, immediately after the Tranche Closing the exercise price of all outstanding Warrants held by the Investor shall automatically be reduced to equal such lower exercise price of the Warrants issued in such Tranche Closing.

In the event that the average closing price of the Company’s common stock during the prior three trading days preceding a Tranche Closing date shall not be equal to or greater than the Floor Price (as defined below), then the applicable Tranche Closing shall be delayed until such time as the price meets the required threshold for a period of five consecutive trading days. Notwithstanding the foregoing, the Investor has the ability, subject to prior written consent of the Company, to purchase any number of shares of Series B Preferred prior to the dates of the Tranche Closings provided for in the Purchase Agreement.

Pursuant to the Purchase Agreement, subject to certain exceptions, for so long as any shares of Series B Preferred remain outstanding (the “ROFR Period”), the Investor will have a right of first refusal to with respect to any investment proposed to be made by any other person for each and every future variable rate transaction during the ROFR Period. Additionally, subject to certain exceptions, for so long as any the Investor holds any shares of Series B Preferred, Warrants, shares of common stock issued upon conversion of shares of Series B Preferred (“Conversion Shares”) or shares of common stock issued upon exercise of the Warrants (“Warrant Shares,” and collectively with the Series B Preferred, Warrants and Conversion Shares, the “Securities”), the Investor shall have the right to participate in any subsequent financing for up to 20% of such financing. Moreover, for so long as any shares of Series B Preferred remain outstanding, subject to certain exceptions, the Investor shall have the right to require the Company to use 25% of the proceeds received by the Company from any future financing to redeem any shares of Series B Preferred held by the Investor in accordance with the terms of the Certificate of Designation (as defined below).

The consummation of the transactions contemplated by the Purchase Agreement is subject to various customary closing conditions. In addition, pursuant to the Purchase Agreement, unless and until the Company obtains stockholder approval to issue additional shares in accordance with applicable Nasdaq Rules (“Stockholder Approval”), the Investor is prohibited from converting its shares of Series B Preferred and exercising its Warrants to the extent that such conversions and exercises would, in the aggregate, result in the issuance of shares of common stock exceeding 19.99% of the number of shares of Company common stock issued and outstanding on the Execution Date (the “Exchange Cap”). The Investor shall have no obligation to fund the second or subsequent Tranche Closings unless and until Stockholder Approval has been obtained, and the Company has agreed to file a proxy statement on Schedule 14A with the Securities and Exchange Commission (the “Commission”) to obtain Stockholder Approval no later than twenty (20) days from the Execution Date.

The Purchase Agreement contains customary termination provisions for the Investor under certain limited circumstances and the Purchase Agreement will automatically terminate if any Tranche Closing has not occurred prior to December 31, 2025.

In connection with the Purchase Agreement, the Company and the Investor also entered into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which the Company agreed to file with the Commission, no later than fifteen (15) days from the Execution Date, a registration statement (the “Registration Statement”) covering the Conversion Shares and the Warrant Shares

(collectively, the “Registrable Securities”) so as to permit the resale of such securities by the Investor. The Company shall use commercially reasonable efforts to keep the registration statement effective, including but not limited to pursuant to Rule 415 promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and available for the resale by the Investor of all of the Registrable Securities covered thereby at all times until the date on which the Investor shall have sold all the Registrable Securities or they cease to require registration pursuant to the Registration Rights Agreement.

The Purchase Agreement and Registration Rights Agreement contain customary representations, warranties and agreements, as well as customary indemnification obligations of the Company.

Craft Capital Management LLC (“Craft”) acted as placement agent to the Company in connection with the Offering. As consideration for services rendered by Craft, the Company shall pay Craft a cash fee equal to eight percent (8%) of any such funds received by the Company from the Investor pursuant to the Purchase Agreement.

The foregoing summary of the terms of the Purchase Agreement, the Registration Rights Agreement and the Warrant does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, Registration Rights Agreement and form of Warrant, copies of which are attached to this Current Report on Form 8-K (this “Current Report”) as Exhibits 10.1, 10.2 and Exhibit 4.1, respectively, and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 with respect to the sale and issuance of the Securities in connection with the Offering is hereby incorporated by reference into this Item 3.02. As described in Item 1.01, the Company committed to sell and issue to the Investor the shares of Series B Preferred and the Warrants, including the Conversion Shares and Warrant Shares upon conversion and exercise thereof, respectively, all of which issuances are intended to be exempt from registration pursuant to Section 4(a)(2) of the Securities Act and Rule 506(b) and/or Regulation S promulgated thereunder. Accordingly, when issued pursuant to the terms of the Purchase Agreement, the shares of Series B Preferred and Warrants will constitute, and the shares of Company common stock underlying the shares of Series B Preferred and Warrants when issued will constitute, “restricted securities” within the meaning of Rule 144 under the Securities Act.

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained above in Item 1.01 regarding the Company’s sale of shares of Series B Preferred and below in Item 5.03 regarding the designation of the Series B Preferred and the preferences, rights and limitations applicable thereto, as set forth in the Certificate of Designation, is hereby incorporated by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 29, 2025, the Company filed a Certificate of Designation of Preferences, Rights and Limitations of the Series B Non-Voting Convertible Preferred Stock (the “Certificate of Designation”) with the Secretary of State of the State of Delaware in connection with the Offering discussed above in Item 1.01. The Certificate of Designation became effective upon filing and designates 8,400 shares of the Company’s preferred stock as Series B Non-Voting Convertible Preferred Stock, par value $0.0001 per share.

Ranking. The Series B Preferred ranks senior to the Company’s common stock and Series A Non-Voting Convertible Preferred stock with respect to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company.

Dividends. The holders of outstanding shares of Series B Preferred shall be entitled to cumulative dividends at an annual rate of 10% of the Stated Value (as defined below) per share. Dividends shall accrue from the date of each such Tranche Closing, and for as long as any shares of Series B Preferred remain issued and outstanding and are payable quarterly in arrears. At the Company’s option, dividends on the Series B Preferred may be paid in (i) cash, (ii) by adding the amount of dividends payable on such date to the aggregate Stated Value of such Holder’s shares of Series B Preferred Stock (“PIK Dividends”), or (iii) any combination of cash and PIK Dividends. The “Stated Value” shall mean $1,000 per share, subject to adjustment in the event of any stock dividend (including PIK Dividends), stock split, combination, recapitalization, or other similar event affecting such shares.

Voting. Except as otherwise provided by the Certificate of Designation or required by law, the Series B Preferred does not have voting rights. However, as long as any shares of Series B Preferred are outstanding, the Company will not, without the affirmative vote of the holders of a majority of the then-outstanding shares of the Series B Preferred, (i) alter or change adversely the powers, preferences or rights given to the Series B Preferred or alter or amend the Certificate of Designation, amend or repeal any provision of, or add any provision to, the Company’s amended and restated certificate of incorporation, as amended (the “Charter”), or bylaws of the Company, or file any articles of amendment, certificate of designations, preferences, limitations and relative rights of any series of preferred stock, in each case if any such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Series B Preferred, (ii) issue further shares of Series B Preferred, or (iii) enter into any agreement with respect to any of the foregoing.

Conversion. Subject to certain beneficial ownership limitations and, until such date that Stockholder Approval is obtained, the Exchange Cap, at any time after the issuance date, each holder of Series B Preferred shall have the right, at such holder’s option, to convert any or all of the shares of Series B Preferred held by such holder into fully paid and nonassessable shares of Company common stock. The number of shares of common stock issuable upon conversion of each share of Series B Preferred shall be equal to the quotient obtained by dividing (i) the Stated Value of such share of Series B Preferred plus all accrued and unpaid dividends thereon by (ii) the Conversion Price (as defined below) in effect on the date of conversion. The conversion price (the “Conversion Price”) in effect on any conversion date shall be equal to 90% of the lowest closing volume-weighted average price of the Company’s common stock on the Nasdaq Capital Market for the five trading days immediately preceding the date of the conversion notice delivered by the holder, subject to adjustment, provide, however, that in no event shall the Conversion Price be lower than $1.294 per share (the “Floor Price”), subject to adjustment.

Liquidation. In the event of any liquidation, dissolution, or winding up of the Company, whether voluntary or involuntary, the holders of Series B Preferred shall be entitled to receive, prior and in preference to any distribution of any of the assets, funds, or proceeds available for distribution of the Company to the holders of Common Stock or any other class or series of capital stock ranking junior to the Series B Preferred upon liquidation, by reason of their ownership thereof, an amount per share equal to the greater of (i) the Stated Value plus all accrued and unpaid dividends thereon or (ii) the amount that such Holder would receive if such Holder converted all of its shares of Series B Preferred into common stock immediately prior to such liquidation, dissolution or winding up.

Redemption. The Company may, at any time and in its sole discretion, request to redeem all or any portion of the outstanding shares of Series B Preferred at a price equal to 115% of the Stated Value plus all accrued and unpaid dividends thereon by providing the holder at least 10 days prior written notice, during which 10 day period the holder thereof shall have the right to convert such holder’s shares of Series B Preferred into shares of Company common stock. Upon the closing of any equity or equity-linked financing by the Company after the issuance date, the holder shall have the right, but not the obligation, to require the Company to redeem, out of the proceeds of such financing, up to 25% of the aggregate amount of net proceeds raised in the financing, outstanding shares of Series B Preferred at a per share price equal to the Stated Value plus all accrued and unpaid dividends thereon, provided that such right shall expire 5 days after the holder receives notice from the Company of the consumption of a financing.

The foregoing description of the Series B Preferred does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Designation, a copy of which is attached to this Current Report as Exhibit 3.1 and is incorporated herein by reference.

Forward-Looking Statements

This Current Report contains certain forward-looking statements that involve substantial risks and uncertainties. When used herein, the terms “anticipates,” “expects,” “estimates,” “believes,” “will” and similar expressions, as they relate to us or our management, are intended to identify such forward-looking statements.

Forward-looking statements in this Current Report or hereafter, including in other publicly available documents filed with the Commission, reports to the stockholders of the Company and other publicly available statements issued or released by us involve known and unknown risks, uncertainties and other factors which could cause our actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. Such future results are based upon management’s best estimates based upon current conditions and the most recent results of operations. These risks include, but are not limited to, the risks set forth herein and in such other documents filed with the Commission, each of which could adversely affect the Company’s business and the accuracy of the forward-looking statements contained herein. The Company’s actual results, performance or achievements may differ materially from those expressed or implied by such forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
3.1	Certificate of Designation of Series B Non-Voting Convertible Preferred Stock of Tivic Health Systems, Inc., dated April 29, 2025.
4.1	Form of Warrant
10.1	Securities Purchase Agreement, by and between Tivic Health Systems, Inc. and Helena Global Investment Opportunities 1 Ltd., dated April 29, 2025.
10.2	Registration Rights Agreement, by and between Tivic Health Systems, Inc. and Helena Global Investment Opportunities 1 Ltd., dated April 29, 2025.

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIVIC HEALT SYSTEMS, INC.

Date:	May 2, 2025	By:	/s/ Jennifer Ernst
Name: Jennifer Ernst Title: Chief Executive Officer